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                                 EXHIBIT 10.13

                                AMENDMENT NO. 3
                            TO EMPLOYMENT AGREEMENT

         AGREEMENT dated as of May 15, 1995 between _______________ ("Employee") and Chemed Corporation (the "Company").

         WHEREAS, Employee and the Company have entered into an Employment Agreement dated as of May 19, 1992 and amended May 17, 1993 and May 16, 1994, ("Employment Agreement"); and

         WHEREAS, Employee and the Company desire to further amend the Employment Agreement in certain respects.

         NOW THEREFORE, Employee and the Company mutually agree that the Employment Agreement shall be amended, effective as of May 15, 1995, as follows:

         A. The base salary amount per annum as set forth in the first sentence of Section 2.1 of the Employment Agreement is hereby deleted and the base salary amount of $____________ per annum is hereby substituted therefor.

         B. The date of May 31, 1997 set forth in Section 1.2 of the Employment Agreement, is hereby deleted and the date of May 31, 1998 is hereby substituted therefor.

         C. Section 3.1(b) is hereby deleted and Section 3.1(c) is renumbered as Section 3.1(b) reading as follows:

                 SECTION 3.1(b) The termination by the Company of the Employee's employment for Cause pursuant to Section 3.2.

                          The termination by the Company of Employee's
                          employment hereunder for any reason other than those specified in paragraphs (a) and (b) above
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                          shall hereinafter be referred to as a termination
                          "Without Cause". Any disability of an Employee shall not be grounds for termination.

         D.      Section 3.2 is hereby deleted.

         Except as specifically amended in this Amendment No. 3 to Employment Agreement, the Employment Agreement shall continue in full force and effect in accordance with its original terms, conditions and provisions.

         IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of the date first above written.

                                             EMPLOYEE

                                             ___________________________________
                                             CHEMED CORPORATION


                                             ___________________________________
                                         BY: Paul C. Voet
                                             Executive Vice President
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                                   EXHIBIT A


                                                                                                Current
                                                            Current          Current           Expiration
                                                            Salary &         Stock Award        Date of
Name and Position                          Age              Bonus           Compensation (b)   Agreement
----------------------------------------------------------------------------------------------------------
Kenneth F. Vuylsteke                       48               $145,000         $25,777            5/31/97
Executive Vice President/                                     42,000
General Manager of
National West

Gary H. Sander                             45               $ 95,000         $23,302            5/31/97
Vice President, Chief                                         26,000
Financial Officer &
Treasurer (a)

Arthur J. Bennert, Jr.                     37               $ 82,500         $18,105            5/31/97
Vice President - Corporation                                  16,000
Planning (a)

-----------------

(a) Employment Agreements executed with Chemed Corporation; reimbursement to be provided by the Company.

(b) Amount of unrestricted Company stock awards recognized in lieu of incentive compensation in 1994.